UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 29, 2002

GENERAL BINDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

Commission File Number 0-2604

36-0887470
(I.R.S. employer identification No.)

One GBC Plaza,
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)

(847) 272-3700
(Registrant's telephone number, including area code)

                Explanatory Note: This Form 8-K/A amends the form 8-K, dated April 29, 2002, of General Binding Corporation ("GBC") to reflect the fact that, as anticipated, Arthur Andersen LLP completed its review of the financial statements of GBC for the fiscal quarter ended March 31, 2002 in connection with the May 14 filing by GBC of its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002. Accordingly, the change in auditors became effective on May 14, 2002.

Item 4.    Changes in registrant's Certifying Accountant

                On April 26, 2002, General Binding Corporation ("GBC") determined to dismiss its independent auditors, Arthur Andersen LLP and appoint PricewaterhouseCoopers LLP as its new independent auditors. The change in auditors became effective following the completion by Arthur Andersen of its review of the financial statements of GBC for the quarter ended March 31, 2002. The decision to dismiss Arthur Andersen followed GBC's decision to seek proposals from independent accountants to audit the financial statements of GBC, and was approved by GBC's Board of Directors upon the recommendation of its Audit Committee. PricewaterhouseCoopers will audit the financial statements of GBC for the year ending December 31, 2002.

                During the two most recent years ended December 31, 2001, and subsequent interim period through May 14, 2002, there were no disagreements between GBC and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreement in their report on the Financial Statements.

                During the two most recent years ended December 31, 2001 and through May 14, 2002, there have been no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).

                The audit reports of Arthur Andersen on the consolidated financial statements of GBC as of and for the two most recent years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen is attached hereto as Exhibit 16.

                During the two most recent years ended December 31, 2001, and the subsequent interim period through May 14, 2002, GBC did not consult with PricewaterhouseCoopers regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.     Financial Statements and Exhibits.

                (c)    Exhibits.

                        Exhibit 16 Letter of Arthur Andersen LLP regarding change in certifying accountant.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                                                        GENERAL BINDING CORPORATION

                                                                                    By: /s/ Steven Rubin
                                                                                              Steven Rubin
                                                                                              Vice President, Secretary &
                                                                                              General Counsel

                                                                                              May 15, 2002

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Exhibit 16

[Arthur Andersen LLP Letterhead]

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

May 15, 2002

Dear Sir/Madam:

We have read the first, second, third, and fourth paragraphs of Item 4 included in the Form 8-K/A dated May 15, 2002 of General Binding Corporation to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP
Arthur Andersen LLP
cc: Mr. Steven Rubin, General Binding Corporation

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